Prospectus Supplement                               81613 3/02
dated March 18, 2002 to:

PUTNAM BALANCED RETIREMENT FUND
Prospectuses dated February 28, 2002

The fund's Trustees have approved in principle the merger of this fund into The George Putnam Fund of Boston, a fund that seeks to provide a balanced investment composed of a well diversified portfolio that produces both capital growth and current income by investing mainly in a combination of bonds and U.S. value stocks. Unlike the fund, The George Putnam Fund of Boston places a greater emphasis on U.S. value stocks than bonds. For more information about The George Putnam Fund of Boston, please call 1-800-225-1581 for a prospectus. Completion of the merger is subject to a number of conditions, including final approval by the fund's Trustees and approval by shareholders of the fund at a shareholder meeting expected to be held within approximately the next six months. Putnam Balanced Retirement Fund does not expect to accept investments after April 15, 2002, except from defined contribution plans then invested in the fund.